UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported)   October 2, 2008

LIFE EXCHANGE, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-50993	20-2602277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Biscayne Blvd., Suite 2102, Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 907-9766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In October, 2008, Jean-Marc Golden and the Company concluded their relationship and Mr. Golden's positions as vice president, chief operating officer and as a member of the board of directors of the Company effective immediately. The conclusion of the relationship did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2008	LIFE EXCHANGE, INC.

By: /s/David Dorr
Name: David Dorr
Title: Chief Executive Officer